UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 2, 2013

NATIONAL INTERSTATE CORPORATION

(Exact Name of Registrant as Specified in Charter)

Ohio	000-51130	34-1607394
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3250 Interstate Drive

Richfield, Ohio 44286-9000

(Address of principal executive offices including Zip Code)

(330) 659-8900

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 2, 2013, the shareholders of National Interstate Corporation (the “Company”) approved an Amendment to the Company’s Long Term Incentive Plan (the “Plan”), under which 500,000 shares were added to the Plan.

The Plan, as amended, is attached as Exhibit 10.1 to this Current Report on Form 8-K.

ITEM 5.07	Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Shareholders of the Company was held on May 2, 2013. Matters submitted to shareholders at the meeting and the voting results thereof were as follows:

1. Election of Directors. The shareholders of the Company voted on a cumulative basis and elected the following six Class I directors, each to serve until the 2015 Annual Meeting of Shareholders or until their successor is duly elected and qualified: Joseph E. (Jeff) Consolino, Gary J. Gruber, Donald D. Larson, David W. Michelson, Donald W. Schwegman, and Michael A. Spachman. The following is a breakdown of the voting results:

DIRECTOR	VOTES FOR[1]	VOTES WITHHELD
Joseph E. (Jeff) Consolino	17,382,818	1,805,786
Theodore H. Elliott, Jr.	9,207,645	415,413
Gary J. Gruber	17,306,683	1,805,356
Donald D. Larson	17,377,740	1,808,506
David W. Michelson	17,211,840	1,452,696
Donald W. Schwegman	17,294,847	236,366
Michael A. Spachman	16,874,274	0

1Votes for are represented on a cumulative voting basis.

There were 552,848 broker non-votes for Proposal No. 1.

Michael A. Spachman was duly appointed to the Company’s Audit Committee at a Board of Directors meeting on May 2, 2013, following the Annual Meeting of Shareholders.

2. Appointment of Ernst & Young LLP as Independent Registered Public Accounting Firm. The shareholders of the Company ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm. The following is a breakdown of the voting results:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	NON-VOTES
19,356,478	64,618	19,052	0

3. Advisory Vote on Executive Compensation. The shareholders of the Company voted to approve the following advisory (non-binding) proposal:

RESOLVED, that the shareholders of National Interstate Corporation approve, on an advisory basis, the compensation of the named executive officers as disclosed in the Company’s 2013 Proxy Statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission (which includes the Compensation Discussion and Analysis, the compensation tables and any related material).

VOTES FOR	VOTES AGAINST	ABSTENTIONS	NON-VOTES
18,676,357	191,570	19,373	552,848

4. Approval of Amendment to Long Term Incentive Plan. The shareholders of the Company voted to approve an Amendment to the Plan to add 500,000 shares to the Plan.

VOTES FOR	VOTES AGAINST	ABSTENTIONS	NON-VOTES
16,621,695	2,246,332	19,273	552,848

ITEM 8.01	Other Events.

On May 2, 2013, the Board of Directors of the Company approved a dividend of $0.11 per common share, payable on June 11, 2013 to shareholders of record of the Company’s common shares as of the close of business on May 24, 2013.

A copy of the Company’s press release announcing the dividend is attached hereto as Exhibit 99.1.

ITEM 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Long Term Incentive Plan, as amended
99.1	Press Release of National Interstate Corporation dated May 8, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

National Interstate Corporation

By:	/s/ Arthur J. Gonzales
Arthur J. Gonzales
Vice President, General Counsel and Secretary

Date: May 8, 2013